                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                             September 30, 1996
            ----------------------------------------------------
              Date of Report (Date of Earliest Event Reported)




                  INCOME OPPORTUNITY REALTY INVESTORS, INC.
          ---------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)




        Nevada                      1-9525                        75-2615944
--------------------------------------------------------------------------------
(State of Incorporation)          (Commission                   (IRS Employer
                                    File No.)                Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                    75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                   ---------------




                               Not Applicable
      -----------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)





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
ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS


This Form 8-K/A amends a Form 8-K Current Report dated September 30, 1996 and filed October 25, 1996 by Income Opportunity Realty Investors, Inc. (the "Company") and provides required financial statements that were not available at the date of the original filing.

(a)     Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1995 and the nine months ended September 30, 1996. A pro forma balance sheet for September 30, 1996 has not been presented as the purchase of the Daley Plaza Corporate Center is reflected in the balance sheet included in the Company's Quarterly Report on Form 10-Q for the three months ended September 30, 1996.

A summary of the pro forma transaction follows:

On September 30, 1996, the Company purchased the Daley Plaza Corporate Center, a three building, 122,795 square foot office facility in San Diego, California for $7.1 million exclusive of commissions and closing costs. The Company paid $3.6 million in cash and received seller mortgage financing of the remaining $3.5 million. The mortgage bears interest at 6% per annum, compounded monthly. Principal and accrued but unpaid interest are due on September 25, 1997, the date of the mortgage's maturity. The $7.1 million purchase price is approximately 14.4% of the Company's assets at December 31, 1995.

These proforma statements of operations present the Company's operations as if the purchase transaction described above had occurred at the beginning of each of the periods presented.






                   [This space intentionally left blank.]







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

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1996





                                                   Daley Plaza
                                                    Corporate
                                    Actual            Center          Proforma
                                -------------      -----------        ---------
                                   (dollars in thousands, except per share)
Income
   Rents.....................   $       6,149       $      993        $   7,142
   Interest..................             248              -                248
                                -------------       ----------        ---------
                                        6,397              993            7,390

Expenses
   Property operations.......           3,198              267            3,465
   Equity in (income) of
      investees..............             (29)             -                (29)
   Interest..................           1,803              161            1,964
   Depreciation..............             792              113              905
   Advisory fee to affiliate.             302              -                302
   General and administrative             918              -                918
                                -------------       ----------        ---------
                                        6,984              541            7,525



Net income (loss)...........    $        (587)      $      452        $    (135)
                                =============       ==========        =========



Earnings per share
   Net (loss)................   $        (.38)                        $    (.09)
                                =============                         =========



Weighted average shares of
   Common Stock used in
   computing earnings per
   share.....................       1,533,406                         1,533,406
                                =============                         =========





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

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995





                                               Daley Plaza
                                                Corporate
                                    Actual        Center        Proforma
                                -------------  -----------    ------------
                                 (dollars in thousands, except per share)
Income
   Rents.....................   $       7,688   $    1,324     $     9,012
   Interest..................             231          -               231
                                -------------   ----------     -----------
                                        7,919        1,324           9,243

Expenses
   Property operations.......           4,035          356           4,391
   Equity in losses of
      investees..............             744          -               744
   Interest..................           1,979          215           2,194
   Depreciation..............           1,052          150           1,202
   Advisory fee to affiliate.             316          -               316
   General and administrative             699          -               699
                                -------------   ----------     -----------
                                        8,825          721           9,546


Net income (loss)............   $        (906)  $      603     $      (303)
                                =============   ==========     ===========



Earnings per share
   Net (loss)................   $        (.57)                 $      (.19)
                                =============                  ===========



Weighted average shares of
   Common Stock used in
   computing earnings per
   share.....................       1,582,888                    1,582,888
                                =============                  ===========





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
ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(b)     Financial statements of property acquired:

Exhibit
Number                                  Description
-------          ----------------------------------------------------------
 99.0            Audited Statement of Revenue and Direct Operating
                 Expenses of Daley Plaza Corporate Center for the year ended
                 December 31, 1995.



                 --------------------------------------------





                                  SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        INCOME OPPORTUNITY REALTY INVESTORS,
                                        INC.





Date:   November 27, 1996               By:   /s/ Thomas A. Holland
     ----------------------                ---------------------------------
                                            Thomas A. Holland
                                            Executive Vice President and
                                            Chief Financial Officer





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
                   INCOME OPPORTUNITY REALTY INVESTORS, INC.

                                  EXHIBITS TO
                           CURRENT REPORT ON FORM 8-K

                            Dated November 30, 1996





Exhibit                                                               Page
Number                         Description                           Number
-------         -------------------------------------------          ------
99.0            Daley Plaza Corporate Center Audited State-            7
                ment of Revenues and Direct Operating
                Expenses for the year ended December 31,
                1995.





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